THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ICOA, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


                                  CONVERTIBLE  NOTE
                                  -----------------

     FOR VALUE RECEIVED, ICOA, INC., a Delaware corporation (hereinafter called the "BORROWER"), hereby promises to pay to GO ONLINE NETWORKS CORPORATION, 5681 Beach Boulevard, Suite 101/100, Buena Park, California 90621, Fax: 345-949-9877 (the "HOLDER") on order, without demand, the sum of One Hundred Thousand Dollars ($100,000), with simple interest accruing at the annual rate of 8%, on or before June 30, 2002 (the "Maturity Date").

     The  following  terms  shall  apply  to  this  Note:

                                      ARTICLE  I

                             DEFAULT  RELATED  PROVISIONS

     1.1     Payment  Grace  Period.  The  Borrower shall have a thirty (30) day
             ----------------------
grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of twelve percent (12%) per annum shall apply to the amounts owed hereunder.

     1.2     Conversion  Privileges.  The  Conversion  Privileges  set  forth in
             ----------------------
Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full.

     1.3     Interest Rate.   Subject to the Holder's right to convert, interest
             -------------
payable on this Note shall accrue at the annual rate of eight percent (8%) and be payable on the Maturity Date, or sooner as described below.

                                    ARTICLE  II

                                 CONVERSION  RIGHTS

     The Holder shall have the right to convert the principal amount and interest due under this Note into Shares of the Borrower's Common Stock as set forth below.

     2.1.     Conversion  into  the  Borrower's  Common  Stock.
              ------------------------------------------------

     (a) The Holder shall have the right from and after July 30, 2002, and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and at the Holder's election, the interest accrued on the Note, (the date of giving of such notice of conversion being a "CONVERSION DATE") into fully paid and nonassessable shares of common stock of the Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of the Borrower into which such stock shall hereafter be changed or reclassified (the "COMMON STOCK") at a conversion price per share equal to 75% of the average bid price for the stock for the 3 trading days preceding the notice of conversion (the "CONVERSION PRICE"), subject to adjustment as provided in Section 2.1(b) hereof. Upon delivery to the Borrower of the Holder's written request for conversion (a "Notice of Conversion"), the Borrower shall issue and deliver to the Holder within three business days from the Conversion Date that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note through the Conversion Date directly to the Holder within three (3) business days after receipt by the Company of the Notice of Conversion. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note to be converted and interest, if any, by the Conversion Price.

     (b) The Conversion Price described in Section 2.1(a) above and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

     A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

     B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

     D. Share Issuance. Subject to the provisions of this Section, if the Borrower at any time shall issue any shares of Common Stock prior to the conversion of the entire principal amount of the Note (otherwise than as: (i) provided in Sections 2.1(b)A, 2.1(b)B or 2.1(b)C or this subparagraph D; or (ii) pursuant to options, warrants, or other obligations to issue shares, outstanding on the date hereof; ((i) and (ii) above, are hereinafter referred to as the "EXISTING OPTION OBLIGATIONS") for a consideration less than the Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Borrower upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted conversion price. Except for the Existing Option Obligations and options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Borrower, for purposes of this adjustment, the issuance of any security of the Borrower carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights.

     (d) The Borrower acknowledges that it does not have a sufficient number of authorized and unissued shares of Common Stock to issue and deliver to the Holder in the event of the full conversion of this Note. The Borrower represents and warrants that, it will, by June 30, 2002 take any and all action required to provide for a sufficient number of shares of Common Stock upon the full conversion of this Note. The Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

     2.2     Method  of Conversion.  This Note may be converted by the Holder in
             ---------------------
whole or in part as described in Section 2.1(a) hereof. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

                                   ARTICLE III

                                EVENT  OF  DEFAULT

     The occurrence of any of the following events of default ("EVENT OF DEFAULT") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

3.1     Failure  to  Pay  Principal  or Interest.  The Borrower fails to pay the
        ----------------------------------------
principal or interest hereon, when due and such failure continues for a period of thirty (30)
      days  after  the  due  date.

     3.2     Breach of Covenant.  The Borrower breaches any material covenant or
             ------------------
other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of thirty (30) days after written notice to the Borrower from the Holder.

     3.3     Breach  of  Representations  and  Warranties.  Any  material
             --------------------------------------------
representation or warranty of the Borrower made herein, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading.

     3.4     Receiver or Trustee.  The Borrower shall make an assignment for the
             -------------------
benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

     3.5     Judgments.  Any money judgment, writ or similar final process shall
             ---------
be entered or filed against the Borrower or any of its property or other assets for more than $50,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

     3.6     Bankruptcy.  Bankruptcy,  insolvency, reorganization or liquidation
             ----------
proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

     3.7     Delisting.  Delisting  of  the  Common  Stock  from  the  NASD  OTC
             ---------
Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, the "Principal Market"); the Borrower's failure to comply with the conditions for listing; or notification that the Borrower is not in compliance with the conditions for such continued listing.


     3.9     Stop  Trade.  An  SEC  stop trade order or Principal market trading
             -----------
suspension.

     3.10     Failure  to  Deliver  Common  Stock  or  Replacement  Note.  The
              ----------------------------------------------------------
Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note, or if required a replacement Note.

     3.11     Authorized  Capital.  Borrower's  failure  to  obtain  shareholder
              -------------------
approval to increase its authorized capital and/or effect a reverse split of its Common Stock by June 30, 2002, so as to result in the Borrower having a sufficient number of shares of Common Stock to issue and deliver to the Holder in the event of conversion of the Note.

                                   ARTICLE IV

                                 MISCELLANEOUS

     4.1     Failure  or Indulgence Not Waiver.  No failure or delay on the part
             ---------------------------------
of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     4.2     Notices.  Any notice herein required or permitted to be given shall
             -------
be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at its principal offices located at 111 Airport Road, Warwick, Rhode Island 02889, facsimile number (401) 739-9215, with a copy to Adam Stein, Esq., Cohen Tauber Spievack & Wagner LLP, 757 Third Ave.- 19th Floor, New York, NY 10017, and to the Holder at the address set forth on the first page of this Note, with a copy to Richard A. Friedman, Esq., 135 West 50th Street, 20th Floor, New York, New York 10020, facsimile number (212) 664-7329, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto.

     4.3     Amendment Provision.  The term "Note" and all reference thereto, as
             -------------------
used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.4     Assignability.  This  Note  shall  be  binding upon the Borrower and its
        -------------
successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

     4.5     Cost  of  Collection.  If  default  is  made in the payment of this
             --------------------
Note, the Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

     4.6     Governing  Law.  This  Note  shall  be governed by and construed in
             --------------
accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note.

     4.7     Maximum  Payments.  Nothing  contained  herein  shall  be deemed to
             -----------------
establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

     4.8     Prepayment.  This  Note  may be paid (in whole or in part) prior to
             ----------
the  Maturity  Date  without  the  consent  of  the  Holder.

4.9     Construction.  Each  party  acknowledges  that  its  legal  counsel
        ------------
participated in the preparation of this Note and, therefore, stipulates that the
        --
     rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.


IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this ___ day of December, 2001.

                                             ICOA,  INC.


                                              By:  /S/




WITNESS:

/S/

                                           NOTICE  OF  CONVERSION
                                           ----------------------

(To  be  executed  by  the  Holder  in  order  to  convert  the  Note)


     The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by ICOA, INC. on December __, 2001 into Shares of Common Stock of ICOA, INC. (the "Company") according to the conditions set forth in such Note, as of the date written below. The shares of common stock of ICOA, Inc., par value $.0001 per share ("Common Stock") issued in connection witht eh conversion of the attached Note are (not) being issued in connection with the sale of the Common Stock.



Date  of Conversion:___________________________________________________________


Conversion Price:______________________________________________________________


Shares To Be Delivered:________________________________________________________


Signature:_____________________________________________________________________


Print Name:____________________________________________________________________


Address:_______________________________________________________________________

        _______________________________________________________________________